UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________________________________________________________________
FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): 11/22/2024
_____________________________________________________________________________
Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
_____________________________________________________________________________

Wisconsin	001-38054		39-1258315
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)
(920) 592-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, no par value	SNDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01    Entry into a Material Definitive Agreement.

On November 22, 2024, Schneider National Leasing, Inc., a wholly-owned subsidiary of Schneider National, Inc. (“Schneider”), entered into a new Credit Agreement among Schneider National Leasing, Inc. (the “Borrower”), as borrower, Schneider and certain other subsidiaries of Schneider (the “Guarantors”), as guarantors, the lenders party thereto (the “Lenders”), and Bank of America, N.A., as administrative agent (the “2024 Term Loan”), which provides for a delayed-draw term loan facility in an aggregate principal amount of up to $400 million. Borrowings under the 2024 Term Loan will be unsecured.

The delayed-draw term loan commitments may be drawn, subject to the satisfaction of customary conditions precedent, for a period of 270 days after November 22, 2024 (the “Availability Period”) in up to three separate borrowings (any such borrowings, collectively, the “Loans”). Loans under the 2024 Term Loan will mature on November 22, 2029 and will amortize on a quarterly basis in an amount equal to 0.625% of the aggregate principal amount of Loans outstanding on the last day of the Availability Period. Loans may be prepaid, and the 2024 Term Loan may be terminated at the election of the Borrower at any time without premium or penalty.

The applicable interest rate under the 2024 Term Loan will be based, at the election of the Borrower, on (i) Term SOFR for the interest period of the applicable borrowing plus a spread adjustment of 0.10%, or (ii) a fluctuating rate of interest per annum (which shall not be less than 1.0% per annum) equal to the greatest of (a) the federal funds effective rate plus 0.50%, (b) the “prime rate” announced by Bank of America, N.A., or (c) one-month Term SOFR (plus a spread adjustment of 0.10%) plus 1.0%, plus, in each case of (i) and (ii), an applicable margin based on Schneider’s consolidated net debt coverage ratio as of the end of each fiscal quarter, all as set forth in the 2024 Term Loan. The 2024 Term Loan contains customary representations and warranties, default and acceleration provisions, financial covenants (including required minimum consolidated net worth and a maximum ratio of consolidated net debt to consolidated EBITDA), and other customary affirmative and negative covenants substantially similar to those contained in the Borrower’s existing $250 million Credit Agreement dated as of November 4, 2022, among the Borrower, the Guarantors, the lenders party thereto, and JPMorgan Chase Bank, N.A, as administrative agent.

Proceeds from the 2024 Term Loan will be used to fund a portion of the purchase price for the acquisition of Cowan Systems, as discussed under Item 8.01 below. The Borrower expects to use additional proceeds from the 2024 Term Loan for general corporate purposes, which may include the repayment of existing indebtedness.

In the ordinary course of their respective businesses, the Lenders and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory, or other services with the Borrower, Schneider, and its other subsidiaries for which they have in the past or may in the future receive customary compensation and expense reimbursement.

The foregoing description of the 2024 Term Loan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Term Loan, which is filed as Exhibit 10.1 to this report, and is incorporated by reference herein.

ITEM 2.03.     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the 2024 Term Loan is incorporated herein by reference.

ITEM 7.01.     Regulation FD.

In connection with the acquisition described below, Schneider hereby furnishes the press release announcing the acquisition of Cowan Systems (as defined below) attached as Exhibit 99.1 and a copy of an acquisition overview that Schneider intends to make available on its investor relations website attached as Exhibit 99.2. The information in this Item 7.01 and in Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.     Other Events.

On November 25, 2024, Schneider National, Inc. (“Schneider”) announced that certain of its wholly owned subsidiaries had entered into a membership interest purchase agreement (the “Purchase Agreement”) to acquire 100% of the membership interests in Cowan Transport Holdings, LLC, Cowan Equipment Leasing, LLC, and affiliated entities (including Cowan Systems, LLC) (collectively, “Cowan Systems”) holding assets compromising substantially all of Cowan Systems’ business for approximately $390 million in cash, net of cash acquired and certain other customary adjustments for working capital, debt acquired, certain expenses, and certain other items. In addition, Schneider, through certain wholly owned subsidiaries, entered into separate agreements to purchase certain real estate assets relating to Cowan Systems’ business for approximately $31 million in cash. Based in Baltimore, MD, Cowan Systems is privately owned and is primarily a dedicated contract carrier with a portfolio of complementary services including brokerage, drayage, and warehousing. The company operates approximately 1,800 trucks and 7,500 trailers across more than forty locations throughout the Eastern and Mid-Atlantic regions of the United States. The transaction is expected to close in the fourth quarter of 2024, subject to the satisfaction of certain customary closing conditions, and will be financed through existing cash on hand, as well as borrowings under the 2024 Term Loan. Upon closing, Cowan Systems’ financial results will be reported in Schneider’s Truckload and Logistics business segments.

Special Note Regarding Forward-Looking Statements

This information contained in this current report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, which are intended to come within the safe harbor protection provided by such Act. These forward-looking statements reflect our current expectations, beliefs, plans, or forecasts with respect to, among other things, future events and financial performance and trends in the business and industry. Forward-looking statements are often characterized by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential,” “forecast,” and other words, terms, and phrases of similar meaning and include statements regarding: (1) the timing of completion of the acquisition and the consummation of the acquisition, (2) the anticipated financing of the acquisition, and (3) how Cowan Systems will be integrated into Schneider’s group structure and how Cowan Systems’ financial results will be reported in Schneider’s consolidated financial statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks, and uncertainties. Readers are cautioned that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Forward-looking statements may be affected by risks and uncertainties in the business of Schneider and Cowan Systems and market conditions, including, among others, (1) the risks that the transaction may not be completed in a timely manner or at all, (2) the risk that using debt to finance, in part, the acquisition will increase Schneider's indebtedness, (3) the risk that the operations of Schneider and Cowan Systems will not be integrated successfully, and (4) those discussed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K filed on February 23, 2024, as such may be amended or supplemented in Part II, Item 1A, “Risk Factors,” of subsequently filed Quarterly Reports on Form 10-Q, as well as those discussed in the consolidated financial statements, related notes, and other information appearing elsewhere in the aforementioned reports and other filings with the SEC. We do not intend, and undertake no obligation, to update any of our forward-looking statements after the date of this press release to reflect actual results or future events or circumstances. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.
ITEM 9.01    Financial Statements and Exhibits

(d)    Exhibits.
Exhibit No.    Description of Exhibit
10.1    Credit Agreement dated as of November 22, 2024, among the Borrower, the Guarantors, the lenders party thereto and Bank of America, N.A., as administrative agent
99.1    Press Release dated November 25, 2024
99.2    Acquisition Overview dated November 25, 2024
104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2024	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel, and Corporate Secretary